EXHIBIT 21

OMI Corporation
Subsidiaries as of December 31, 2006
(All subsidiaries are 100% owned directly or indirectly except as indicated)

COMPANY	JURISDICTION

Adair Shipping LLC	Marshall Islands

Alliance Chartering LLC (50%)	Marshall Islands

Alma Shipping LLC	Marshall Islands

Amazon Shipping LLC	Marshall Islands

Angelica Shipping LLC	Marshall Islands

Arlene Shipping LLC	Marshall Islands

Ashley Shipping LLC	Marshall Islands

Bandar Ayu Shipping LLC	Marshall Islands

Brazos Shipping LLC	Marshall Islands

Charente Shipping LLC	Marshall Islands

Colorado Shipping LLC	Marshall Islands

Columbia Shipping LLC	Marshall Islands

Dakota Shipping LLC	Marshall Islands

Danube Shipping LLC	Marshall Islands

Deanne Shipping LLC	Marshall Islands

Delaware Shipping LLC	Marshall Islands

Elbe Shipping LLC	Delaware, USA

Elbe Shipping LLC	Marshall Islands

Fox Shipping LLC	Marshall Islands

Ganges Shipping LLC	Marshall Islands

Garonne Shipping LLC	Marshall Islands

Gemini Tankers LLC	Marshall Islands

Guadalupe Shipping LLC	Marshall Islands

Horizon Shipping LLC	Marshall Islands

COMPANY	JURISDICTION

Hudson Shipping LLC	Marshall Islands

Ingeborg Shipping LLC	Marshall Islands

International Product Carriers Ltd. (50%)	Bermuda

Isere Shipping LLC	Marshall Islands

Janet Shipping LLC	Marshall Islands

Jeanette Shipping LLC	Marshall Islands

Kansas Shipping LLC	Marshall Islands

Laurel Shipping LLC	Marshall Islands

Lauren Shipping LLC	Marshall Islands

Libra Tankers LLC	Marshall Islands

Limar Shipping LLC	Marshall Islands

Loire Shipping LLC	Marshall Islands

Madison Shipping LLC	Marshall Islands

Marne Shipping LLC	Marshall Islands

Moselle Shipping LLC	Marshall Islands

Neches Shipping LLC	Marshall Islands

Nile Shipping LLC	Marshall Islands

Ohio Shipping LLC	Marshall Islands

OMI Chartering LLC	Marshall Islands

OMI Chartering Services LLC	Delaware, USA

OMI Crewing Services Limited	Bermuda

OMI Holding Limited	Mauritius

OMI Marine Services LLC	Delaware, USA

Orinoco Marine Consultancy India Pvt. Ltd.	India

Orontes Shipping LLC	Marshall Islands

Ottawa Shipping LLC	Marshall Islands

Pagoda Shipping LLC	Marshall Islands

Patricia Shipping LLC	Marshall Islands

COMPANY	JURISDICTION

Paulina Shipping LLC	Marshall Islands

Pecos Shipping LLC	Marshall Islands

Platte Shipping LLC	Marshall Islands

Potomac Shipping LLC	Marshall Islands

Racer Shipping LLC	Marshall Islands

Radiance Shipping LLC	Marshall Islands

Rain Shipping LLC	Marshall Islands

Republican Shipping LLC	Marshall Islands

Rhine Shipping LLC	Marshall Islands

Rhone Shipping LLC	Marshall Islands

Roanoke Shipping LLC	Marshall Islands

Rosetta Shipping LLC	Marshall Islands

Ruby Shipping LLC	Marshall Islands

Sabine Shipping LLC	Marshall Islands

Sacramento Shipping LLC	Marshall Islands

San Jacinto Shipping LLC	Marshall Islands

Saone Shipping LLC	Marshall Islands

Seine Shipping LLC	Marshall Islands

Settebello Shipping LLC	Liberia

Severn Shipping LLC	Marshall Islands

Shannon Shipping LLC	Delaware, USA

Shannon Shipping LLC	Marshall Islands

Somjin Shipping LLC	Marshall Islands

Soyang Shipping LLC	Marshall Islands

Tamar Shipping LLC	Marshall Islands

Tandjung Ayu Shipping LLC	Marshall Islands

Tevere Shipping LLC	Marshall Islands

Thames Shipping LLC	Marshall Islands

COMPANY	JURISDICTION

Tiber Shipping LLC	Marshall Islands

Trent Shipping LLC	Marshall Islands

Trinity Shipping LLC	Marshall Islands

UBC Chartering Ltd.	Liberia

Volga Shipping LLC	Marshall Islands

Wabash Shipping LLC	Marshall Islands